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                                                                Exhibit 10.21A

                                   ADDENDUM #2

            AGREEMENT made this 21st day of January 1999, between REGENCY PARK CORPORATION, a North Carolina corporation having its principal place of business in Cary, North Carolina (the "Landlord") and SEER TECHNOLOGIES, INC., a Delaware corporation having its principal place of business in Cary, North Carolina (the "Tenant").

                              W I T N E S S E T H:

      WHEREAS, the Landlord and Tenant entered into an Amended and Restated Lease Agreement dated March 31, 1997 and Addendum #1 dated July 6, 1998 (herein collectively called the "Lease"), whereby the Landlord leased to the Tenant premises in a building at 8000 Regency Parkway, Cary, North Carolina (herein called the "Building"); and

      WHEREAS, the Tenant desires to reduce its Premises in the Building.

      NOW, THEREFORE, in consideration of the Premises and of the mutual agreements hereinafter set forth, it is hereby mutually agreed as follows:

1. Effective April 1, 1999, the Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be as follows:

      Rental of Eight Hundred Eighty-Seven Thousand Six Hundred Fifty-Eight and 90/100 Dollars ($887,658.90) per year ("Annual Rent"), payable in equal monthly installments of Seventy-Three Thousand Nine Hundred Seventy-One and 57/100 Dollars ($73,971.57), in advance, on or before the first day of each calendar month for the period August 1, 1998, up to and including March 31, 1999;

      Rental of Eight Hundred Seventy-Seven Thousand Four Hundred Eighty-Five and 00/100 Dollars ($877,485.00) per year ("Annual Rent"), payable in equal monthly installments of Seventy-Three Thousand One Hundred Twenty-Three and 75/100 Dollars ($73,123.75) in advance, on or before the first day of each calendar month for the period April 1, 1999, up to and including March 31, 2001;

      Rental of Nine Hundred Twenty-Seven Thousand Six Hundred Twenty-Seven Dollars and 00/ ($927,627.00) per year ("Annual Rent"), payable in equal monthly installments of Seventy-Seven Thousand Three Hundred Two and 25/00 Dollars, in advance, on or before the first day of each calendar month for the period April 1, 2001, up to and including March 31, 2004;

2. The space as outlined on the floor plan which is attached to Addendum#1, dated July 6, 1998 as Exhibit G and Exhibit G-1, both for the second floor, shall be replaced by Exhibit H and Exhibit H-1.

3. Effective April 1, 1999, Article 2, Paragraph 2.02.01 OPERATING EXPENSES of the Lease Agreement shall be amended to reflect that the Tenant's share of Operating Expenses over the Base Operating Expenses shall now be thirty-seven and thirteen one hundredths percent (34.61%) for the "Second Term" as per Lease.

4. Effective April 1, 1999, Article 2, Paragraph 2.02.02 REAL ESTATE TAXES shall be amended to reflect that the Tenant's share of Real Estate Taxes over the Base Real Estate Taxes shall now be thirty-seven and thirteen one hundredths percent (34.61%) for the "Second Term" as per the Lease.

5. The reduction Premises constitutes approximately three thousand six hundred fifty-six (3,656) rentable square feet.

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6.    The "Occupied Premises" as defined in the Amended and Restated Lease
      Agreement constitutes fifty thousand one hundred forty-two (50,142) rentable square feet.

7. The Tenant shall pay to the Landlord as a one time payment to be made no later than February 15, 1999, Ninety-Six Thousand Nine Hundred Sixty and 00/100 Dollars ($96,960.00).

8. Except as herein modified, the Amended and Restated Lease Agreement shall continue in full force and effect.

      IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the day and year first above written.

                                        REGENCY PARK CORPORATION
                                        Landlord

Corporate Seal

                                        By:
                                           -------------------------------------
                                            Eric Salomon
                                            Vice President
ATTEST:

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Assistant Secretary

                                        SEER TECHNOLOGIES, INC.
                                        Tenant

Corporate Seal

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

ATTEST:

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Secretary